UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2007

                          INFINITY CAPITAL GROUP, INC.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                             ----------------------
                 (State or other jurisdiction of incorporation)


             000-30999                                 16-1675285
--------------------------------------- ---------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (212) 962-4400





           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS                           1

SECTION 2. FINANCIAL INFORMATION                                          1

SECTION 3. SECURITIES AND TRADING MARKETS                                 1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS        1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT                            2

SECTION 6. RESERVED                                                       2

SECTION 7. REGULATION FD                                                  2

SECTION 8. OTHER EVENTS                                                   2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS                              2

SIGNATURES                                                                2




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

PROLINK NORTH AMERICA, INC.
--------------------------
On April 9, 2007 the Company entered into Stock Option Agreements with Prolink North America, Inc. ("Optionee") in which it granted the Optionee the right to acquire 3,210,000 shares of Midland International Corp. ("MLIC") which the Company owns @ $0.025 per share. The option agreements are as follows:

         Option to purchase 802,500 shares of MLIC @ $.025 on 4/9/07 Option to purchase 802,500 shares of MLIC @ $.025 on 4/30/07 Option to purchase 802,500 shares of MLIC @ $.025 on 5/31/07 Option to purchase 802,500 shares of MLIC @ $.025 on 6/30/07

The Company sold 802,500 shares of MLIC on April 9, 2007.


1.02 TERMINATION OF A MATERIAL DEFINITIVE MATERIAL AGREEMENT

BRAVERA, INC.
------------
On April 2, 2007 the Company terminated its Merger & Investment Term sheet with Bravera, Inc. signed on November 16, 2006.


                        SECTION 2 - FINANCIAL INFORMATION

Not Applicable.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD

Not Applicable.

                            SECTION 8 - OTHER EVENTS


Not Applicable.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements of Business Acquired - None
b)       Pro Forma Financial Information - None
c)       Shell Company Transactions - None
d)       Exhibits -

         10.1 - Stock Option Agreements with Prolink North America, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        ---------------------------------
                                  (Registrant)

                              Dated: April 18, 2007


                             /s/Gregory H. Laborde
                   ------------------------------------------
                          Gregory H. Laborde, President




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